ESCROW INSTRUCTIONS

THIS AGREEMENT is made this 20th day of April 2001, by and between GREAT EXPECTATIONS AND ASSOCIATES, INC. Hereinafter called the "Principals," capital Holding Company, Ormonde Frew, Ralph H. Grills, Frederick Mahlke, Carrolle Sorrelle, Daniel Unrein, Jr. and Miles Wynn hereafter called the "Selling Security Holders" and COLORADO COMMUNITY FIRST NATIONAL BANK hereinafter called "Escrow Agent."

The subject matter shown in Schedule "A" has been delivered to the Escrow Agent by the principals, and is to be held by Escrow Agent subject to the Special Instructions shown in Schedule 'B" and the General Provisions.

Schedule A - Subject matter

Unless documents are described as Originals, they will be presumed to
be copies.   No Escrow Agreement will be signed by the Escrow Agent
unless all documents listed in Schedule "A" are delivered.   If an
Escrow Agreement is presented without all of the subject matter listed in Schedule "A", the Escrow Agent, upon payment of the calculated fee, may receipt for the Agreement and the subject matter and hold them for a reasonable time not to exceed thirty (30) days pending delivery.
If all the subject matter is not received in a reasonable time, the documents will be returned to the party delivering the document and the fee will be retained for services performed.

PRINCIPALS intend to sell up to 10,000,000 shares of its no par common stock to investors at $.10 per share and PRINCIPALS shall place the funds from the sale of said shares together with the stock certificates representing the shares sold in escrow with the ESCROW AGENT until a merger occurs between the PRINCIPALS and an acquiring company, or the Escrow is terminated as hereinafter set forth in this Agreement.

SELLING SECURITY HOLDERS intend to sell up to 60,232,000 shares of Great Expectations' no par common stock to investors at $.10 per share and SELLING SECURITY HOLDERS shall place the funds from the sale of said shares together with the stock certificates representing the shares sold in escrow with the ESCROW AGENT until a merger occurs between the PRINCIPALS and an acquiring company, or the Escrow is terminated as hereinafter set forth in this agreement.

Schedule B - Special Instructions

The duties of the Escrow Agent must be specifically set forth in this
Schedule.   If space is not sufficient, they must be by attachment.
Reference to an attached document or agreement is not acceptable.

1.   All monies received by the PRINCIPALS and SELLING SECURITY
HOLDERS from the sale of its common stock and the stock certificates shall be deposited with the ESCROW AGENT.

2. PRINCIPALS and SELLING SECURITY HOLDERS shall notify the ESCROW AGENT of the amount paid by each purchaser of the non 144 stock.

3. PRINCIPALS and SELLING SECURITY HOLDERS shall provide the ESCROW AGENT with such tax information as may be required in conjunction with the transactions described herein.

4. ESCROW AGENT shall within fifteen days from receipt of a release notice from PRINCIPALS disburse the escrow funds and stock certificates to the PRINCIPALS and SELLING SECURITY HOLDERS for delivery to the individual purchasers which release notice shall be issued by PRINCIPALS only upon the closing of a successful merger between the PRINCIPALS and an acceptable merger candidate.

5. The release notice shall be accompanied by proof of a successful merger.

6. Upon termination of PRINCIPALS' offering, or upon notification that a merger will not occur or that PRINCIPALS intend to reject a purchaser's stock subscription ESCROW AGENT shall within fifteen days pay the applicable purchasers of the non 144 stock by bank check sent by first class mail the amount paid by the purchaser without interest
or deduction.   The purchasers' stock certificates and SELLING
SECURITY HOLDERS stock certificates shall be delivered to the PRINCIPALS for delivery to the holders of the stock certificates.

Schedule C - Compliance with Regulations

1.  Deposit Account Records

The deposit account records of the ESCROW AGENT shall provide that the funds in the escrow account are held for the benefit of the purchasers named and identified in accordance with section 333.1 of the regulations of the Federal Depository Insurance Corporation (12 CRF 330.1), and the records of the ESCROW AGENT, maintained in good faith and in the regular course of business, and they shall show the name and interest of each party to the account.

2.  Deposit and Investment of Proceeds
      i. All offering proceeds, after deduction of cash paid for underwriting commissions, underwriting expenses and dealer allowances, and amounts permitted to be released to the registrant pursuant to
(b)(2)(vi) of this section, shall be deposited promptly into the escrow or trust account, provided, however, that no deduction may be made for underwriting commissions, underwriting expenses or dealer allowances payable to an affiliate of the registrant.

   ii. Deposited proceeds shall be in the form of checks, drafts, or money orders payable to the order of the escrow agent or trustee.

   iii. Deposited proceeds and interest or dividends thereon, if any, shall be held for the sole benefit of the purchasers of the securities.

   iv.   Deposited proceeds shall be invested in one of the following:

      (a) an obligation that constitutes a "deposit," as that term is defined in section 3(1) of the Federal Deposit Insurance Act [12 U.S.C. 1813(1)(1991)];
     (b) securities of any open-end investment company registered under the Investment Company Act of 1940 [15 U.S.C. 80a-1 et.seq.] that holds itself out as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3), and (c)(4) of Rule 2a-7 [17 CFR 270.2a-7]
under the Investment Company Act; or
      (c) securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.

Note to (b)(2)(iv):   Issuers are cautioned that investments in
government securities are inappropriate unless such securities can be readily sold or otherwise disposed of for cash at the time required without any dissipation of offering proceeds invested.

   v. Interest or dividends earned on the funds, if any, shall be held in the escrow or trust account until the funds are released in
accordance with the provisions of this section.   If funds held in
escrow or trust account are released to the registrant, interest or dividends earned on such funds up to the date of release may be released to the registrant.

   vi. The registrant may receive up to 10 percent of the proceeds remaining after payment of underwriting commissions, underwriting expenses and dealer allowances permitted by paragraph (b)(2)(i) of this section, exclusive of interest or dividends, as those proceeds are deposited into the escrow or trust account.

3.   Deposit of Securities

   i. All securities issued in connection with the offering, whether or not for cash consideration, and any other securities issued with respect to such securities, including securities issued with respect to stock splits, stock dividends, or similar rights, shall be deposited directly into the escrow or trust account promptly upon
issuance.   The identity of the purchaser of the securities shall be
included on the stock certificates or other documents evidencing such
securities.   See also 17 CFR 240.15g-8 regarding restrictions on
sales of, or offers to sell, securities deposited in the escrow or trust account.

   ii. Securities held in the escrow or trust account are to remain as issued and deposited and shall be held for the sole benefit of the purchasers, who shall have voting rights, if any, with respect to securities held in their names, as provided by applicable state law. No transfer or other disposition of securities held in the escrow or trust account or any interest related to such securities shall be permitted other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 as amended [26 U.S.C. 1 et seq.], or Title 1 of the Employee Retirement Income Security Act [29 U.S.C. 1001 et seq.], or Title 1 of the Employee Retirement Income Security Act [29 U.S.C. 1001 et seq], or the rules thereunder.

   iii. Warrants, convertible securities or other derivative securities relating to securities held in the escrow or trust account may be exercised or converted in accordance with their terms;
provided, however, that securities received upon exercise or conversion, together with any cash or other consideration paid in connection with the exercise or conversion, are promptly deposited into the escrow or trust account.


General Provisions

1. The Escrow Agent shall have no duty to know or determine the performance or nonperformance of any provision of any agreement between the Principals, and the original, or copy, of any such agreement deposited with the Escrow Agent shall not bind said Agent in
any manner.   The Escrow Agent assumes no responsibility for the
validity or sufficientcy of any document or papers or payments deposited or called for hereunder except as may be expressly and specifically set forth in the Special Instructions in clear and unambiguous language.

2. This Agreement may be supplemented, altered, amended, modified or revoked by writing only, signed by all the Principals, and fees, costs and expenses incident thereto.

3. No assignment, transfer, conveyance or hypothecation of any right, title or interest in and to the subject matter of this Escrow shall be binding upon the Escrow Agent unless written notice thereof approved by all the Principals shall be served upon the Escrow Agent and all fees, costs and expenses incident thereto shall have been paid and then only upon the Escrow Agent's Agreement thereto in writing.

4. Any notice required or desired to be given by the Escrow Agent to any party to this Escrow may be given by mailing the same addressed to such party at the address noted herein, or the most recent address of such party shown on the records of the Escrow Agent, or believed by Escrow Agent to be proper, and notice so mailed shall be as effectual as though served upon such party I person at the time of depositing such notice in the mail.
5. The Escrow Agent may receive any payment or performance called for hereunder after the due date thereof unless subsequent to the due date of such payment or performance and prior to the receipt thereof the Escrow Agent shall have been instructed in writing by the proper parties to refuse any such payment.

6. The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as such agent, while acting in good faith and in the exercise of its own best judgment, and any act done or omitted by it pursuant to the advise of its own attorneys shall be
conclusive evidence of such good faith.   The Escrow Agent shall have
the right at any time to consult with counsel upon any question arising hereunder and shall incur no liability for any delay reasonable required to obtain the advice of counsel.

7. The Escrow Agent is hereby expressly authorized to disregard any and all notices or warning given by any of the parties hereto, or by any other person, firm or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all process, order, judgment or decree of any court it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, not withstanding any such process, order, judgment or decree by subsequently reversed, modified, annulled, set aside or vacated, or found to have been issued or entered with jurisdiction.

8. In consideration of the acceptance of this escrow by the Escrow Agent, the Principals agree, jointly and severally, for themselves, their heirs, legal representatives, successors and assigns, to pay the Escrow Agent its charges and fees hereunder and to indemnify and hold it harmless as to any liability by it incurred to any other person, firm or corporation by reason of its having accepted the same, or in connection herewith, and under such circumstances, or in the event of a dispute, whether or not resulting in litigation, between the parties hereto, or between the parties hereto and the Escrow Agent, and to reimburse the Escrow Agent for all its expenses, including, among other things, court costs and reasonable attorney's fees incurred in connection therewith the Escrow Agent shall have a first and prior lien upon all deposits made hereunder to secure the performance of this agreement or indemnity and the payment of all of its fees, charges and expenses, hereby expressly authorizing the Escrow Agent in the event payment is not received promptly from the principals, to deduct such fees, charges and expenses without previous notice from
any funds deposited hereunder.   Escrow fees or dharges, as
distinguished form other expenses hereunder, shall be as set forth in paragraph 15, and are intended as compensation for the Escrow Agent's
ordinary services as contemplated by these instructions.   In the
event the conditions of this escrow are not promptly fulfilled, or any dispute arises hereunder, or if for any other reason the Escrow Agent renders services not provided for in these Instructions, the parties hereto jointly and severally agree to pay reasonable compensation for
such extra-ordinary services.   In the event of any action to recover
the Escrow Agent's fees, expenses or charges from any party hereto, the Escrow Agent shall be entitled to a reasonable attorney's fees and
costs incurred with respect to any such action.   No provision in any
attached special instructions by which one or more of the other arties hereto shall undertake to pay such fees, charges and expenses, or any portion thereof, shall, except as between such other parties only, alter their joint and several liability to the Escrow Agent for such fees, charges and expenses.

9. The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority or rights of the parties (or their agents) executing or delivering or purporting to execute or deliver these instructions or any documents or papers or payments deposited or called for hereunder.

10. The Escrow Agent shall not be liable for the outlawing of any rights under any Statute of Limitations or by reason of laches in respect to the Instruction or any documents or papers deposited.

11. In the event of any dispute between the parties hereto as to the facts of default or execution, the validity or meaning of these instructions or any other fact or matter relating to the transaction between the parties, the Escrow Agent is instructed as follows:

(a) That it shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order to indemnification;

(b) That is may in its sole and absolute discretion deposit the property described herein or so much thereof as remains in its hands with the then Clerk, or acting Clerk, of the District Court of the
County of                 , State of            , and interplead the
parties hereto, and upon depositing such property and filing its complaint in the terms hereof as to the property so deposited and shall be entitled to recover in such interpleader action, from the other parties hereto, its reasonable attorney fees and related costs and expenses incurred in commencing such action and furthermore, the parties hereto for themselves, their heirs, legal representatives, successors and assigns do hereby submit themselves to the jurisdiction of said court and do hereby appoint the then Clerk or Acting Clerk, or said court as their Agent for the Service or all process in connection
with such proceedings.   The institution of nay such interpleader
action shall not impair the rights of the Escrow Agent under paragraph numbered 8, above.

12.   This Escrow will expire on or before two year from the date of
this ESCROW AGREEMENT.   If the deposits hereunder are not withdrawn
or this Escrow terminated prior to this date the Escrow Agent may mail the subject matter as follows and upon such mailing, the escrow agent shall be relieved from further responsibility or liability.

   Great Expectations and Associates, Inc., 501 S. Cherry Street,
Suite 610, Denver, CO 80246

13.   The Escrow Agent may resign by giving notice in writing to all
parties of its intent to resign.   The resignation shall become
effective no sooner than sixty (60) days from the date of mailing of
the notice.   The notice will be sent certified mail with return
receipt requested to the addresses set forth below unless these
address have been changed.   The principals shall advise the Escrow
Agent in writing of the name of the new Escrow Agent, or fail to advise the Escrow Agent within the time set forth, the Escrow Agent
may treat this as a dispute and proceed under Paragraph 11 above.   If
a new Escrow Agent is designated, then upon delivery of all documents to the new Escrow Agent, the Escrow Agent is relieved of all further responsibility or liability.

14.   Other Provisions:   None

15.   Fees for Escrow services shall be according to the fee schedule
in effect at the time the service are being performed.   The fees
shall be paid by the Principals as follows:


This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Principals

Great Expectations and Associates, Inc.

/s/ Raphael Solot
---------------------------------
By:   Raphael Solot

SELLING SECURITY HOLDERS
May be signed in counter parts

Capital Holding Company

/s/ James Porter
---------------------------------
By:   James Porter
      P.O. Box 700690
      Tulsa, OK 74170


---------------------------------
Miles Wynn
P.O. Box 440842
Aurora, CO 80044

/s/ Frederick Mahlke
---------------------------------
Frederick Mahlke
4105 E. Florida, #100
Denver, CO 80222

/s/ Daniel Unrein, Jr.
---------------------------------
Daniel Unrein, Jr.
281 So. Leyden St.
Denver, CO 80222

/s/ Ormond Frew by P.O.A
---------------------------------
19996 E. Greenwood Dr.
Aurora CO 80012

/s/ Ralph H. Grills
---------------------------------
4155 E. Jewell Avenue, #1115
Denver CO 80246

/s/Carolle Sorelle by Ralph H. Grills POA
---------------------------------
Carolle Sorrelle
C/o Great Expectations & Assoc.
501 S. Cherry Street, Suite 610
Denver, CO 80246

Escrow Agent

/s/ Phylis C. Hancolck, SUPTTO
---------------------------------
Colorado Community First National Bank
By: